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                                                                    EXHIBIT 10-7

                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT, dated as of May 31, 2006, made by the undersigned ("Pledgor"), in favor of CSE MORTGAGE LLC, a Delaware limited liability company, not individually but in its capacity as "Agent" under the Loan Agreement defined below (in such capacity the "Agent") pursuant to the Loan Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, Pledgor is a "Borrower" under a certain Loan and Security Agreement, dated as of May 31, 2006 (as at any time amended, modified or supplemented, the "Loan Agreement"), by and among the "Lenders" identified as such therein, CSE Mortgage LLC, a Delaware limited liability company, as the sole initial "Lender" or one of the "Lenders" and as "Agent" for all such "Lenders," and Pledgor and Lexington Rubber Group, Inc. ("Issuer"; Pledgor and Issuer, collectively, "Borrowers"), pursuant to which, subject to the terms and conditions set forth therein, Lenders have agreed to make available to the Borrowers certain credit facilities; and

          WHEREAS, Pledgor is the record and beneficial owner of all of the authorized, issued and outstanding shares of Equity Interests in Issuer, all as more particularly described in Schedule I attached hereto (the "Pledged Shares"); and

          WHEREAS, as a condition precedent (among others) to the extension of credit facilities to Borrowers under the Loan Agreement, Lenders are requiring that Pledgor shall have executed and delivered in favor of Agent this Agreement pledging to Agent, for the benefit of Lenders, all such Pledged Shares as security for the payment of the "Secured Obligations" (as hereinafter defined);

          NOW, THEREFORE, in consideration of the premises and to induce Agent and Lenders to provide financial accommodations to Borrowers under the Loan Agreement, Pledgor hereby agrees in favor of Agent as follows:

          1. Definitions. In addition to the terms defined hereinabove, unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined. The following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Agreement" shall mean this Pledge Agreement, and all amendments, modifications and supplements hereto.

          "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

          "Pledged Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

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          "Secured Obligations" shall have the meaning assigned to such term in
Section 3 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "UCC" shall mean the Uniform Commercial Code of the State of New York.

          2. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers and grants to Agent, for the benefit of all Lender Parties, a security interest in, all of the following (all of the following, herein, collectively, the "Pledged Collateral"):

          (a) the Pledged Shares, and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of capital stock of Issuer from time to time acquired by Pledgor in any manner, including, without limitation, stock dividends or distributions in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (all of which shares shall constitute additional Pledged Shares), and the certificates representing such additional Pledged Shares and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares; and

          (c) all options and rights, whether as an addition to, in substitution of or in exchange for any such Pledged Shares, and all such dividends, cash, instruments and other property or proceeds.

          3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all "Obligations," as that term is defined in the Loan Agreement (herein, collectively, the "Secured Obligations").

          4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank. Pledgor hereby authorizes Issuer, upon demand by Agent, to deliver any certificates, instruments or other distributions issued in respect of the Pledged Collateral directly to Agent, in each case to be held by Agent, subject to the terms hereof. Agent shall have the right, upon the occurrence of an Event of Default and during its continuation, in its discretion, and without notice to Pledgor (except as otherwise provided in the Loan Agreement), to transfer to or to register in the name of Agent or any of its nominees, any or all of the Pledged Shares. In addition, after an Event of Default has occurred and during its continuation, Agent shall have the right to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.


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          5. Representations and Warranties. To induce Lenders to enter into the
Loan Agreement, Pledgor makes the following representations and warranties to Agent each and all of which shall survive the execution and delivery of this Agreement until all Secured Obligations are indefeasibly satisfied in full and there remain no outstanding commitments under the Loan Agreement:

          (a) Sole Holder of Record. Pledgor is, and at the time of delivery of any additional Pledged Shares to Agent pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien except for Permitted Encumbrances.

          (b) Authorized Shares. All of the Pledged Shares have been duly authorized, are validly issued and are fully paid and non-assessable.

          (c) No Restrictions on Transfer. There are no restrictions on transfer of the Pledged Shares contained in any Organic Document of Issuer that have not otherwise been enforceably and legally waived by the necessary parties.

          (d) No Violation of Securities Regulations. None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (e) Capital Stock of Issuer. On the date hereof, the authorized capital stock of Issuer is as set forth on Schedule I hereto. As of the date hereof, (i) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of Issuer is authorized and outstanding, and (ii) there is no commitment by Issuer to issue any such shares, warrants, options or other such rights or securities. The Pledged Shares constitute all of the issued and outstanding shares of capital stock of Issuer.

          (f) Valid Security Interest. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid security interest in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations.

          The foregoing representations and warranties shall be deemed to have been made by Pledgor on the date of each borrowing by Borrowers under the Loan Agreement on and as of such date of such borrowing as though made hereunder on and as of such date.

          6. Covenants. Pledgor covenants and agrees that until the Loan Agreement has been terminated and the Secured Obligations have been paid in full:

          (a) Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Pledged Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or the proceeds thereof other than Permitted Encumbrances.

          (b) Pledgor will not, subsequent to the date of this Agreement, without the prior written consent of Agent, cause or permit Issuer to issue or grant any warrants, stock


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options of any nature or other instruments convertible into shares of any class of capital stock or issue any additional shares of capital stock or sell or transfer any treasury stock unless such warrants, stock options, other instruments or shares are made part of the Pledged Collateral.

          (c) Subject to Section 21 hereof, Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Agent may from time to time reasonably request in order to ensure to Agent the benefits of the lien and security interest in and to the Pledged Collateral intended to be created by this Agreement, including, without limitation, delivering to Agent upon the occurrence of an Event of Default, and during its continuation, irrevocable proxies in respect of the Pledged Collateral in form satisfactory to Agent. Until receipt thereof, after the occurrence of any Event of Default and during its continuation, this Agreement shall constitute Pledgor's proxy to Agent or its nominee to vote all shares of Pledged Collateral then registered in Pledgor's name.

          (d) Pledgor has and will defend the title to the Pledged Collateral and the security interest of Agent therein against the claim of any Person other than any holder of a Permitted Encumbrance, and will maintain and preserve such security interest and until the date of termination of the Loan Agreement and payment in full of the Secured Obligations.

          (e) Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral before the same become delinquent or become liens upon any of the Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

          (f) Except as permitted by Section 7(a)(ii) hereof with respect to certain cash dividends, Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with Agent or Revolver Agent subject to Section 21 hereof, in each case accompanied by instruments of assignment in conformity with Section 4 hereof.

          7. Pledgor's Rights; Termination of Rights.

          (a) As long as no Event of Default shall have occurred and be continuing:

               (i) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any Other Document; provided, however, that no vote shall be cast, no consent shall be given and no action shall be taken by Pledgor (without the prior written consent of the Agent) that would violate any terms of this Agreement or the Loan Agreement;

               (ii) Pledgor shall be entitled, from time to time, to collect and receive, for Pledgor's own use, all dividends paid in respect of the Pledged Shares, to the extent then permitted to be paid under the Loan Agreement.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, all of Pledgor's rights to exercise voting and other consensual rights pursuant to Section 7(a)(i) hereof and all of Pledgor's rights to receive any cash dividends pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Agent


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who shall have the sole and exclusive right to exercise the voting and other consensual rights that Pledgor would otherwise be authorized to exercise pursuant to Section 7(a)(i) hereof and to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof; provided, however, that notwithstanding anything contained in this Agreement to the contrary, no voting or other consensual rights shall be vested in Agent, unless and until Agent gives written notice to Pledgor that Agent intends to have such voting or other consensual rights vest in itself. Upon the occurrence of an Event of Default and during the continuation thereof, Pledgor shall pay over to Agent any cash dividends received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or otherwise received by Agent, shall be retained by Agent as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.

          8. Remedies. (a) Upon the occurrence of an Event of Default and during its continuation, Agent may exercise all rights of a secured party under the UCC. In addition, Agent is hereby authorized and empowered to (i) transfer and register in its name or in the name of its nominee all or any part of the Pledged Collateral, (ii) exercise the voting rights with respect to the Pledged Collateral, (iii) exercise all corporate rights with respect to the Pledged Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Issuer, as issuer or holder thereof, as applicable, or upon the exercise by Issuer of any right, privilege or option pertaining to any of the Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, (iv) collect and receive all cash dividends and other distributions made upon the Pledged Collateral, (v) sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any prior notice or advertisement, the whole or any part of the Pledged Collateral and (vi) otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any public building in the City of New York, New York or at another location to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption, which Pledgor hereby waives to the maximum extent permitted by applicable law. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent.

          (b) If, at the original time or times appointed for the sale of all or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral is offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its reasonable


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discretion, the unlikelihood of the proceeds of the sales of all of the Pledged
Collateral being sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its reasonable discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

          (c) If, at any time Agent shall determine to exercise its rights to sell all or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, Agent may, in its reasonable discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected.

          (d) Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to cause such securities to be registered for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

          (e) Pledgor agrees that after the occurrence of an Event of Default and during its continuation, Pledgor will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or any exercise by Agent of any one or more of such rights, powers, or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's or any Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect. Pledgor waives all claims, damages and demands against Agent arising out of the repossession, retention or sale of the Pledged Collateral except such as result from Agent's gross negligence or willful misconduct.

          (f) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and


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agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

          9. Application of Proceeds. Subject to Section 21 hereof, any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied or distributed by Agent first, to the payment of all costs, expenses and charges of Agent, or the reimbursement of Agent for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Pledged Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by Agent in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the Default Rate from the date of payment; second, to the payment of all other Secured Obligations (in whatever order Agent elects); third, to such Persons as required by applicable law including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code and then, to the extent of any surplus thereafter remaining, to Pledgor or as a court of competent jurisdiction may direct. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the Default Rate plus the reasonable fees of any attorneys employed by Agent to collect such deficiency. Subject to Section 21 hereof, Agent, in its sole and absolute discretion, with or without notice to Pledgor, may deposit any proceeds of any collection, recovery, receipt, appropriation or sale of the Pledged Collateral in an interest bearing cash collateral deposit account to be maintained as security for the Obligations.

          10. Information. Pledgor will promptly give or cause to be given to Agent written notice of any material notices or other material documents received by it with respect to the Pledged Collateral.

          11. Power of Attorney. Effective upon the occurrence of an Event of Default during its continuation, Pledgor appoints Agent as Pledgor's attorney, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security representing a portion of the Pledged Collateral that may come into Agent's possession and to do all things necessary to carry out this Agreement. Pledgor ratifies and approves all such acts of such attorney. Agent, as attorney hereunder, will not be liable for any acts or omissions, nor for any errors of judgment or mistakes of fact or law, except for such acts, omissions or errors in judgment determined by a court of competent jurisdiction in a final proceeding to have resulted primarily from Agent's gross negligence or willful misconduct. This power, coupled with an interest, is irrevocable until the payment in full of the Secured Obligations and termination of the Loan Agreement.

          12. Waiver. No delay on Agent's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any


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power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's or any Lender's rights as against Pledgor in any respect.

          13. Assignment. Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations to any Person, to the extent provided in the Loan Agreement, and such permitted holder of such instrument shall be entitled to the benefits of this Agreement.

          14. Termination. Promptly following the payment in full of the Secured Obligations and the irrevocable termination of the Loan Agreement, Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the security interest therein created hereby, and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall terminate at such time.

          15. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Loan Agreement, this Agreement, any Other Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Agreement, any Other Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (c) any exchange, release or non-perfection of any Collateral, other than the Pledged Collateral, or any release or amendment or waiver of or consent to departure from the terms of, any guaranty, for all of any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

          16. Release. Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against


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any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor, except for such notices as are provided for in the Loan Agreement. No act or omission of any kind on Agent's or any Lender's part shall in any event affect or impair this Agreement.

          17. Agent's Right to Take Action. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, including, without limitation its obligation pursuant to Section 6(e) hereof to pay taxes, assessments and other charges levied, assessed or imposed on the Pledged Collateral, or otherwise fails or refuses to pay any amount necessary for the preservation and protection of the Pledged Collateral, Agent shall have the right, without obligation, to do all things it deems reasonably necessary or advisable to discharge the same (including, without limitation, to pay any such taxes, assessments, charges or other sums, together with interest and penalties thereon) and any sums paid by Agent or the cost thereof, including, without limitation, attorneys' fees, shall be reimbursed by Pledgor to Agent on demand and, until so reimbursed, shall bear interest at the rate prescribed in the Loan Agreement as the Default Rate.

          18. Payments. Agent shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Secured Obligations. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent whether as a "voidable preference", "fraudulent conveyance" or otherwise all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored, or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          19. Miscellaneous.

          (a) No Liability to Agent. The recitals of fact herein shall be taken as statements of Pledgor for which Agent assumes no responsibility. Agent makes no representation to anyone as to the value of the Pledged Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement. Agent shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Agent hereunder shall not be construed as duties of Agent. Agent shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Collateral. Agent nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.


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          (b) Amendments. This Agreement may not be modified, amended, or the terms waived except in a writing signed by Pledgor and the Agent.

          (c) Successors and Assigns. All of the rights, privileges, remedies and options given to Agent hereunder shall inure to the benefit of their successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Agent and Pledgor, as permitted by the Loan Agreement. Pledgor may not assign this Agreement to any Person.

          (d) Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. In case any security interest or other right of Agent shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.

          (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

          (f) Injunctive Relief. Pledgor recognizes that, in the event that Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Agent; therefore, Pledgor agrees that Agent, if Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages, to the extent permitted by applicable law.

          (g) Notices. Any notice or request hereunder shall be given to Pledgor or to Agent in the manner prescribed therefor in the Loan Agreement.

          (h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

          (i) Recapture. Anything in this Agreement to the contrary notwithstanding, if Agent receives any payment or payments on account of the Secured Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent, Pledgor 's obligations to Agent shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Agent, which payment shall be due on demand.

          (j) Section Headings. Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

          (k) Time of Essence. Time is of the essence in all matters pertaining to the payment or performance by Pledgor of its obligations hereunder.

          20. Survival of Rights, Duties, Etc. No termination or cancellation (regardless of cause or procedure) of the Loan Agreement, except with the written agreement or consent of the Agent, shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Pledged Collateral, or (iii) any of Pledgor's undertakings, agreements, covenants, warranties and representations contained in this Agreement and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Secured Obligations of every nature whatsoever shall have been fully paid and satisfied.

          21. Intercreditor Matters. Notwithstanding anything to the contrary in this Agreement, (i) the rights of Agent under this Agreement are subject to the terms of the Intercreditor Agreement, (ii) any obligation of Pledgor in this Agreement that requires delivery of Pledged Collateral to, possession or control of Pledged Collateral with, the pledge, assignment, endorsement or transfer of Pledged Collateral to or the registration of Pledged Collateral in the name of, Pledge shall be deemed complied with and satisfied if such delivery of Pledged Property is made to, such possession or control of Pledged Property is with, or such Pledged Property be assigned, endorsed or transferred to or registered in the name of, the Revolver Loan Agent, and (iii) in the event of a direct conflict between the terms and provisions of this Agreement and the terms and provisions of the Pledge Agreement, dated as of even date herewith, made by Pledgor in favor of the Revolver Loan Agent (the "Revolver Loan Agent Pledge Agreement") or the Revolver Loan Agreement it is the intention of Pledgor, Agent and Lenders that such provisions shall be read together and construed, to the fullest extent possible, to be in concert with each other; however, in the event of any actual, irreconcilable conflict that cannot be resolved as a aforesaid, the terms and provisions of the Revolver Loan Agent Pledge Agreement and the Revolver Loan Agreement shall control and, in such case, Pledgor shall not be in breach of its obligations under this Agreement as a result of complying with the terms and provisions of the Revolver Loan Agent Pledge Agreement or the Revolver Loan Agreement; provided that, notwithstanding the foregoing, nothing contained in this Section 21 shall limit or otherwise adversely effect the grant of a security interest in any Pledged Collateral made pursuant to this Agreement.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Pledgor has executed this Agreement or caused this Agreement to be executed by its officers thereunto duly authorized as of the date first above written.

                                        "PLEDGOR"

                                        LEXINGTON PRECISION CORPORATION


                                        By: /s/ Michael A. Lubin
                                            ------------------------------------
                                        Name: Michael A. Lubin
                                        Title: Chairman

The foregoing is hereby accepted and agreed to as of the date first above written.

CSE MORTGAGE LLC, as Agent


By: /s/ Stephen M. Klein
    ---------------------------------
Name: Stephen M. Klein
Title: Managing Director Business
       Credit Group

                                   SCHEDULE I

                                 PLEDGED SHARES

                                                                                STOCK
                                                            NUMBER OF        CERTIFICATE      PERCENTAGE
                            PLACE OF       CLASS OF       SHARES ISSUED      NUMBERS OF           OF            NUMBER OF
ISSUER                    ORGANIZATION   CAPITAL STOCK   AND OUTSTANDING   PLEDGED SHARES   SHARES PLEDGED   SHARES PLEDGED
------                    ------------   -------------   ---------------   --------------   --------------   --------------
Lexington Rubber Group,
   Inc.                     Delaware         Common             1                 1              100%               1

                                STOCK ASSIGNMENT
                           (SEPARATE FROM CERTIFICATE)

     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and convey unto _____________________________________________ all right, title and interest of the undersigned in and to one (1) share of the common stock of Lexington Rubber Group, Inc., a Delaware corporation, standing in the name of the undersigned on the books of said corporation, and represented by Certificate No. 1 to which this stock assignment is appended, with full power of substitution in the premises as attorney-in-fact for the undersigned.

                                        Dated: May 31, 2006

                                        LEXINGTON PRECISION CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------